Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-18962, 33-80839, 333-05709, 333-50749, 333-33266 and 333-42758 on
Form S-3 and Registration Statement Nos. 33-9134, 33-92918 and 333-84398 on Form S-8 of Energy Conversion Devices, Inc., of our report dated September 27, 2002, appearing in this Annual Report on Form 10-K or Energy Conversion Devices, Inc. for the year ended June 30, 2002

Deloitte & Touche LLP
Detroit, Michigan
September 27, 2002










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